Event (Unaudited) Subsequent to the Date of the Independent Auditor's Report	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Event Subsequent to the Date of the Independent Auditors Report

11. Event (Unaudited) Subsequent to the Date of the Independent Auditor’s Report

On December 31, 2019, 463,735 warrants to purchase our common stock issued in August 2017 to investors who participated in our private placement offering, expired pursuant to the terms of the warrant agreement.

On January 6, 2020, we entered into a license with Kyorin Pharmaceutical Co., Ltd. (Kyorin) for the development and commercialization of ATYR1923 for ILDs in Japan. Under the collaboration and license agreement with Kyorin (the Kyorin Agreement), Kyorin received an exclusive right to develop and commercialize ATYR1923 in Japan for all forms of ILDs. We received an $8.0 million upfront payment and we are eligible to receive an additional $167.0 million in the aggregate upon achievement of certain development, regulatory and sales milestones, as well as tiered royalties ranging from the mid-single digits to mid-teens on net sales in Japan. Under the terms of the Kyorin Agreement, Kyorin will fund all research, development, regulatory, marketing and commercialization activities in Japan, as well as support our global development efforts for ATYR1923.

On January 7, 2020, the VGO Fund converted 1,142,478 shares of its Preferred Stock into 408,247 shares of common stock. After the conversion, VGO Fund owns 9.50% of our common stock.